UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017 (December 15, 2017)

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement

Closing of Offering

On December 15, 2017, General Cannabis Corp (the “Company”) entered into an amendment (the “Amendment”) to the Securities Purchase Agreement dated as of October 9, 2017 (the “Original Securities Purchase Agreement”) between the Company and certain accredited investors of the Company, in order to increase the maximum offering size from $3,000,000 to $4,000,000 (the Original Securities Purchase Agreement, as amended by the Amendment, is referred to herein as the “Purchase Agreement”). On December 15, 2017, the Company issued and sold an additional 3,250,000 units pursuant to the Purchase Agreement to certain non-affiliated accredited investors, and the Company received consideration of $3,025,000 in cash and extinguished $225,000 of outstanding indebtedness. The units were sold on the same terms as the Original Purchase Agreement, with each unit having a per share unit price of $1.00 and consisting of one share of Common Stock of the Company and a warrant to purchase one share of Common Stock of the Company at an exercise price of $0.50 per share (the “Warrants”). Each Warrant is exercisable for a period of two (2) years from the date of closing. Combined with the closing that occurred on October 9, 2017, the Company issued and sold an aggregate of 4,000,000 units, and received consideration of $3,750,000 in cash and extinguished $250,000 of outstanding indebtedness.

The units were offered and sold in a private placement without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the exemptions provided by Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act and in reliance on similar exemptions under applicable state laws. Each Purchaser is an “accredited investor” as such term is defined under the Securities Act and that such Purchaser acquired the securities for its own account and not with a view to resale or distribution in violation of the Securities Act.

The foregoing descriptions of the Amendment, the Purchase Agreement and the Warrants do not purport to be a complete and are qualified in their entirety by reference to the Form of the Securities Purchase Agreement and Form of Warrant, which are filed as Exhibit 10.1 and 10.2, respectively, to our October 13, 2017 Current Report on Form 8-K and are incorporated herein by reference, and to the Amendment, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Sale of Property

On December 19, 2017, the Company and RDR Realty, LLC, a non-affiliated entity (“Buyer”), entered into a Commercial Real Estate Agreement (the “Pueblo Agreement”), pursuant to which the Company agreed to sell to Buyer  the Company’s Pueblo West Property (“Property”) for consideration of $625,000 in cash, including $25,000 of earnest money placed in escrow. The Property consists of three acres of land, which includes a 5,000 square-foot building and parking lot (“Property”). The closing date of the Agreement is December 29, 2017. If Buyer is unable to close on December 29, 2017, Buyer has the right to extend the close of escrow to January 15, 2018, by depositing an additional $37,500 into escrow. The entire $62,500 of earnest money will not be refundable to Buyer and will be applied to the purchase price when closing occurs. There can be no assurance as when the closing will occur, if at all.

Item 2.01

Disposition of assets.

The information regarding the Pueblo Agreement set forth in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 2.02

Results of Operations and Financial Condition

On December 18, 2017, the Company issued a press release relating to its closing of the private placement on December 15, 2017. The full text of the press release is furnished herewith as Exhibit 99.1.

On December 19, 2017, the Company issued a press release relating to entering into an agreement to sell the Property. The full text of the press release is furnished herewith as Exhibit 99.2.

The information in this Item 2.02 of this Current Report on Form 8-K and the related Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02

Unregistered Sale of Equity Securities

The information regarding the Purchase Agreement set forth in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Form 8-K filed by General Cannabis Corp. on October 13, 2017).
10.2	Form of Warrant (incorporated by reference to Exhibit 10.2 of the Form 8-K filed by General Cannabis Corp. on October 13, 2017).
10.3	Amendment No. 1 to Securities Purchase Agreement dated as of December 15, 2017, by and among the Company and the investors on the signature pages thereto.
99.1	Press release dated December 18, 2017
99.2	Press release dated December 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 21, 2017

GENERAL CANNABIS CORP

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Form 8-K filed by General Cannabis Corp. on October 13, 2017).
10.2	Form of Warrant (incorporated by reference to Exhibit 10.2 of the Form 8-K filed by General Cannabis Corp. on October 13, 2017).
10.3	Amendment No. 1 to Securities Purchase Agreement dated as of December 15, 2017, by and among the Company and the investors on the signature pages thereto.
99.1	Press release dated December 18, 2017
99.2	Press release dated December 19, 2017